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[DAIMLER BENZ LOGO]                                  [CHRYSLER CORPORATION LOGO]

===============================================================================
                                 Press Release
===============================================================================

                                                           For immediate release
                                                                     May 7, 1998

Merger Agreement signed

DAIMLER-BENZ AND CHRYSLER COMBINE TO FORM
THE LEADING GLOBAL AUTOMOTIVE COMPANY

* Chrysler Chairman Robert J. Eaton: "World class products and brands complement each other"

* Daimler-Benz Chairman Juergen E. Schrempp: "Perfect fit of two market leaders for further global growth"

* Benefits of $1.4 bn expected in 1999 - Annual benefits of $3 bn expected to be reached in the next several years

*  No plant closures or lay-offs planned

* Exchange ratio set at 0.547 DaimlerChrysler shares for each Chrysler share - Each Daimler-Benz share will be exchanged for one DaimlerChrysler share

*  Merger valued at $92 bn - largest industrial merger ever

Stuttgart, Germany/Auburn Hills, Michigan, USA - Two of the world's most profitable car manufacturers, Daimler-Benz AG (NYSE: DAI) and Chrysler Corporation (NYSE: C), have agreed to combine their businesses in a merger of equals.

The transaction will create a world class automotive corporation ranked in the world's top three in terms of revenues, market capitalization and earnings. The new company, to be called DaimlerChrysler, and jointly led by Juergen E. Schrempp and Robert J. Eaton as Co-Chairmen and Co-Chief Executive Officers ("Vorstandsvorsitzende"), will be uniquely positioned to exploit the growth opportunities of the global automotive market in terms of geographical and product segment coverage. With Daimler-Benz's non-automotive businesses, including aerospace, services and rail systems, diesel engines and automotive electronics operations. DaimlerChrysler will be a world leader in transportation.
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\                                       2

The two companies combined had total 1997 revenues of approximately $130 bn (DM 234 bn) and combined pre-tax profits of $6.9 bn (DM 12.5 bn). The merger, valued at $92 bn, will create the premier global automotive company with one of the strongest portfolios of world class brands in both passenger cars and trucks, as well as strong positions in Daimler-Benz's non-vehicle businesses.

In 1997, the companies had combined operating cash flow of $12.7 bn (DM 22.8 bn) and combined R&D expenditure of $7.1 bn (DM 12.8 bn). DaimlerChrysler will have 421,000 employees worldwide, and with its excellent growth opportunities, expects to increase this number.

CHANGING THE FACE OF THE INDUSTRY

"The two companies are a perfect fit of two leaders in their respective markets," said Juergen E. Schrempp, Chairman of the Management Board of Daimler-Benz. "Both companies have dedicated and skilled workforces and successful products, but in different markets and different parts of the world. By combining and utilizing each other's strengths, we will have a pre-eminent strategic position in the global marketplace for the benefit of our customers. We will be able to exploit new markets, and we will improve return and value for our shareholders. This is a historic merger that will change the face of the automotive industry."

Chrysler Chairman Robert J. Eaton said "Both companies have product ranges with world class brands that complement each other perfectly. We will continue to maintain the current brands and their distinct identities. What is more important for success; our companies share a common culture and mission. We are both clearly focused on serving the customer by building world class cars and trucks, we both have a reputation for innovation and quality, and we are both committed to increasing value for our shareholders. DaimlerChrysler has the most skilled and innovative workforce in the industry and we are committed to making their future as bright as the new company's. By realizing synergies and with our combined financial and strategic strengths, we will be ideally positioned in tomorrow's marketplace."

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                                       3

BUILDING THE FUTURE ON COMBINED STRENGTHS

There will be immediate growth opportunities by using each other's facilities, capacities and infrastructure. Product strategies will be developed to enhance growth in mature markets as well as in Asia and other emerging markets. In 1999, the first year of merged operations, DaimlerChrysler expects to realize benefits of $1.4 bn (DM 2.5 bn) through the exchange of components and technologies, combined purchasing power, and shared distribution logistics. These synergies do not involve plant closures or lay-offs, nor do they include ongoing cost reduction programs.

Further synergies are expected to be realized in the medium term by sharing know-how in engineering and manufacturing. The management expects annual benefits of $3 bn (more than DM 5 bn) within three to five years.

DaimlerChrysler will have a portfolio of strong brands covering most product segments around the world which will be maintained and strengthened through the combination of the businesses.

STRONGEST PORTFOLIO OF WORLD CLASS BRANDS

Chrysler Corporation produces cars, minivans, trucks and sports-utility vehicles for customers worldwide. In North America, the company markets vehicles through two divisions: Dodge and Chrysler/Plymouth/Jeep(R). Chrysler invented the minivan, and has sold almost 7 million of them worldwide since 1984. Jeep is the best known sports-utility marque in the world. Financing for Chrysler's dealers and customers is provided through the Chrysler Financial Corporation subsidiary. Chrysler reported its second best year in history in 1997, with unit sales of 2,886,981 worldwide, sales revenues of $61.1 bn (DM 110 bn) and an operating profit of $4.7 bn (DM 8.5 bn).

With Mercedes-Benz and Smart Cars, Daimler-Benz is the market leader in most of the world's premium car markets. In 1997, Daimler-Benz sold an all-time high of 715,000 Mercedes-Benz cars and sports-utility vehicles and achieved record sales revenues in this division of $30 bn (DM 54 bn) and an operating profit of $1.7 bn (DM 3.1 bn). In its commercial vehicle division (Mercedes-Benz, Freightliner, Setra, Sterling) Daimler-Benz also achieved a sales record of 417,000 units worldwide, generating revenues of $21.7 (DM 39 bn). Overall in 1997, Daimler-Benz reported an operating profit of $2.4 bn (DM 4.3 bn) on revenues of $68.9 bn (DM 124 bn).
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                                       4


The creation of DaimlerChrysler will also allow the growth of Daimler-Benz's non-automotive businesses which will continue to pursue their respective strategies of expansion. Daimler-Benz Aerospace (Dasa), one of the leading European aerospace companies and the German partner in Airbus, contributed revenues of $8.5 bn (DM 15.3 bn) in 1997. Daimler-Benz Interservices (debis), which includes financial services as well as IT and telecommunication services, reported revenues of $8.6 bn (DM 15.5 bn) in 1997. With its rail systems business Adtranz, a 50 percent joint venture with ABB, Daimler-Benz is the leader in the global rail transportation market. Adtranz contributed revenues of $1.8 bn (DM 3.2 bn) in 1997. Automotive Electronics (Temic) generated revenues of $1.4 bn (DM 2.6 bn), and the diesel engines business is, with sales of $0.9 bn (DM 1.7 bn) in 1997, one of the world's leading suppliers of high-grade propulsion systems for land, marine and rail-bound vehicles.

CORPORATE GOVERNANCE REFLECTS STRENGTHS FROM EUROPE AND THE US

DaimlerChrysler AG, incorporated in Germany, will have two operational headquarters in Stuttgart, Germany, and Auburn Hills, Michigan, USA. The senior management will have 18 members drawn from both companies and, for a three-year period, will be co-headed by Robert J. Eaton and Jurgen E. Schrempp. There will be a Chairmen's integration council with 7 members who will focus on realizing the combined strengths of DaimlerChrysler.

The merger will be accomplished through exchange offer and merger transactions in which stockholders of both companies will become stockholders of the new company. Daimler-Benz stockholders will hold one share of DaimlerChrysler for each Daimler-Benz share they now own. Chrysler stockholders will receive 0.547 of a DaimlerChrysler share for each Chrysler share they now own. The final ratio will be adjusted to reflect the special pay-out and capital increase transaction of Daimler-Benz scheduled for June 1998. The transaction is expected to be tax-free for both companies and their shareholders, and is currently planned to be accounted for as a pooling-of-interests.

Chrysler shareholders will hold approximately 43 percent of the new company, and Daimler-Benz shareholders will hold approximately 57 percent. DaimlerChrysler shares and ADSs will trade on all the same exchanges as do the Daimler-Benz shares and ADSs, including the Frankfurt Stock Exchange and the New York Stock Exchange. The transaction has been approved by the Chrysler Board of Directors and the Daimler-Benz Board of Management. It is subject to approval by the shareholders of both companies and the Daimler-Benz supervisory board.

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as well as regulatory clearance, a tax ruling and opinions and other customary conditions, and is expected to be closed by year-end.

Credit Suisse First Boston is advising Chrysler, and Daimler-Benz is being advised by Goldman Sachs and Deutsche Bank.

Daimler-Benz has filed a registration statement with respect to its global offering of rights to acquire Daimler-Benz shares and ADSs with the United States Securities and Exchange Commission, but the registration statement has not yet become effective. Neither the rights nor the Daimler-Benz shares or ADSs which may be acquired upon exercise of the rights may be bought or sold until the registration statement becomes effective.

CONTACTS:

Daimler-Benz AG               Chrysler Corporation
Corporate Media Relations     Media Relations

Roland Klein                  Rita McKay
Tel. (+49) 711 17-93635       Tel. (+1) 248 512 2698

Eckhard Zanger                Mike Morrison
Tel. (+49) 711 17-93311       Tel. (+1) 248 512 0462

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                                  DAIMLER-BENZ
                               AKTIENGESELLSCHAFT

                                                               Press Information

Daimler-Benz at a Glance

Daimler-Benz is Europe's largest industrial company and in 1997 generated turnover of DM 124 billion and an Operating Profit of 4.3 billion. 23 business units, housed in the divisions Passenger Cars, Commercial Vehicles, Aerospace, Services and the Directly Managed Businesses (Rail, Automotive electronics and Diesel Engines), employ almost 300,000 people worldwide.

The prime mission of Daimler-Benz is to increase corporate value in the interests of both employees and shareholders, to develop innovative products for our customers and to continue the internationalisation of the Group.

With both divisions Passenger Cars and Commercial Vehicles of the brands Mercedes-Benz, Setra, Freightliner, Sterling (in North America) and in future Smart, Daimler-Benz's focus is on the automotive sector. Quality and safety of the oldest car manufacturer's products are rooted in a tradition of automotive excellence which stretches back more than one hundred years. New products like the small A-class and the smart are now extending the traditional vehicle line-up. On the commercial vehicle side too, Mercedes-Benz has been at the forefront of technological advance for many decades and is the largest bus and truck manufacturer in the world.

Daimler-Benz Aerospace (Dasa) houses the activities of the Daimler-Benz Group in the fields of aircraft, defence and civil systems, space systems and aeroengines. As Germany's largest aerospace company, Dasa is today an important partner in European and international alliances and is systems manager of complex technological projects. With a holding of 37.9 percent, Dasa is the German partner in the European consortium Airbus Industrie.

Daimler-Benz InterServices, comprising the units Financial Services/Insurance Brokerage, IT Services, Telecommunications and Media Services, Trading and Real Estate Management, is the services company of the group.

Ternic is active in the field of automotive electronics and MTU Friedrichshafen builds diesel engines for use in ships and a variety of other applications, while Adtranz, a joint venture with ABB, is the world market leader in the field of rail systems.

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[CHRYSLER CORPORATION LOGO]                                  [DAIMLER BENZ LOGO]


-------------------------------------------------------------------------------
                                 PRESS RELEASE
-------------------------------------------------------------------------------

Key figures DaimlerChrysler (pro forma)(1)


                                                   Daimler
                                                    Benz        Chrysler            Pro-forma DaimlerChrysler
- in Mil USD -                                     1997(2)        1997         1997(2)         1996(2)         1995
--------------------------------------------------------------------------------------------------------------------
Revenues                                          58.317         51.147        130.064        120.474         110.40

Operating Profit                                   2.404          4.723          7.127          7.615           (448)

Income (loss) before financial income
  and income taxes (EBIT)                          2.017          5.583          7.981          7.913            (91)

Income (loss) before financial income,
  income taxes, depreciation and amortization
  (EBITDA)                                         5.572          8.259         14.831         14.413           n.a.

Income (loss) before income taxes (EBT)            2.361          4.557          6.918          6.991           (666)

Net income                                         1.762(3)       2.805          4.567          5.063         (1.158)

Earnings per share                                  3.42(3)        4.15

Stockholders' equity                              19.482         11.362         30.854         26.234          23.85

Total assets                                      76.166         60.418        135.584        118.662         110.47

Number of employees                              300.168        121.000        421.068        413.029         430.99

--------------------------
(1) Pro forma numbers reflect the arithmetic combinations of figures previously reported in each company's annual report assuming a business combination according to the pooling-of-interest method.
(2) Exchange rate 1.50 DM/$
(3) Excluding non-recurring income tax benefits of $2.706 Mil; including such benefits net income was $4.455 Mil and 15.59 DM per share.

                       SUPERVISORY BOARD

          CHRYSLER                        DAIMLER-BENZ
        SHAREHOLDERS                      SHAREHOLDERS

                                                                SHAREHOLDER
                                                                 COMMITTEE

                                                 CHAIRMEN'S
                                             INTEGRATION COUNCIL

                     DAIMLERCHRYSLER

            CO-CEO                      CO-CEO

                       PRESIDENT
                    CHRYSLER CARS &
                       TRUCKS AND
                      INTEGRATION

       EVP               EVP                 EVP                 EVP
      GLOBAL         STRATEGY &              CFO            DAIMLER-BENZ
    PURCHASING        BUSINESS                               PASSENGER
                    DEVELOPMENT                                 CARS



    EVP                                    EVP              EVP
  CHRYSLER               EVP             CHRYSLER        CHRYSLER             EVP
   DESIGN,            CHRYSLER            SALES &      INTERNATIONAL &       CHRYSLER
EST. AFFAIRS &      MANUFACTURING        MARKETING      LATIN AMERICA       PURCHASING
    H/R                                                   STRATEGY
                                                                           DAIMLER-BENZ
                                                                            PURCHASING

                                                                             CHRYSLER
                                                                            FINANCIAL




                         EVP                EVP
   EVP               DAIMLER-BENZ       DAIMLER-BENZ          EVP                EVP         EVP
RESEARCH &              HUMAN             SALES &          COMMERCIAL           DASA        DEBTS
TECHNOLOGY            RESOURCES          MARKETING          VEHICLES

                                        DAIMLER-BENZ
                                            CAR
                                        DEVELOPMENT

                                        DAIMLER-BENZ
                                            CAR
                                         PRODUCTION

-- PRODUCT INTEGRATION

-- SALES & MARKETING
   INTEGRATION

-- MANUFACTURING
   INTEGRATION

                              BOARD OF MANAGEMENT

-----------------------------------    ----------------------------------------
            CHRYSLER                                 DAIMLER-BENZ
-----------------------------------    ----------------------------------------
* Co-CEO (Ealon)                       * Co-CEO (Schrempp)
* President - Chrysler Cars &          * EVP - Daimler-Benz Passenger Cars
  Trucks and Integration (Stalkamp)      (Hubbert)
* EVP - Chrysler Sales & Marketing     * EVP - Daimler-Benz Sales & Marketing
  (Holden)                               (Zelsche)
* EVP - Chrysler Design, Ext.          * EVP - Research & Technology (Vohringer)
  Affairs & H/R (Gale)                 * EVP - CFO (Gentz)
* EVP - Global Purchasing (Valade)     * EVP - Strategy & Business Development
* EVP - Chrysler Purchasing (Sidlik)     (Cordes)
* EVP - Chrysler Manufacturing         * EVP - Commercial Vehicles (Lauk)
  (Pawley)                             * EVP - Daimler-Benz Human Resources
* EVP - Chrysler International &         (Tropitzsch)
  Latin America Strategy (Cunningham)  * EVP - DASA (Bischolf) - Non-Voting
                                       * EVP - debis (Mangold) - Non-Voting
-----------------------------------    ----------------------------------------

                         VEHICLE    NON-VEHICLE   TOTAL
                         -------    -----------   -----
Totals: Chrysler             8             -         8
        Daimler-Benz         8             2        10
                            --            --        --
                            16             2        18